DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 27, 2015

The following information replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Illiquid and Restricted Securities”:

The Fund is permitted to invest up to 10% of its net assets in illiquid securities. An investment is generally deemed to be illiquid if it cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

The following information replaces the first and second paragraphs in the section entitled, “Investment Strategies and Risks – Repurchase Agreements”:

The Fund may enter into repurchase agreements with financial institutions. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Please keep this Supplement for future reference.

This Supplement is dated March 24, 2015.